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                                                                    EXHIBIT 10.3

                                 PROMISSORY NOTE

$220,000                                                             May 8, 2002
                                                           Minnetonka, Minnesota

         FOR VALUE RECEIVED, the undersigned, LECTEC CORPORATION, a Minnesota corporation with a mailing address of 10701 Red Circle Drive, Minnetonka, MN 55343 (hereinafter referred to as the "LecTec"), promises to pay to the order of NOVARTIS CONSUMER HEALTH, INC. with a mailing address of 200 Kimball Drive, Parsippany, NJ 07054 (hereinafter referred to as "Novartis"), the sum of Two Hundred Twenty Thousand ($220,000) Dollars together with interest and costs thereon as set forth below.

         All amounts outstanding under this Note, together with interest thereon, shall be repaid in full on December 31, 2003. This Note may be subject to mandatory prepayment under circumstances as set forth in a certain Supply and Non-Exclusive License Agreement between LecTec and Novartis dated as of May 8, 2002 (the "Agreement").

         Interest on the principal amount outstanding hereunder shall begin to accrue as of the date hereof, and shall be payable monthly in arrears on the tenth day of each month, commencing with the first payment on June 10, 2002. Interest shall be payable at the rate per annum which shall be two (2) percentage points higher than the "prime" rate as reported in The Wall Street Journal on the first business day of each month, adjusted monthly.

         Interest shall be computed daily on the basis of a 360-day year, but shall be payable for the actual number of days in the month. Interest on sums advanced hereunder shall be payable at the rates set forth herein until all such sums are fully paid, whether before or after maturity, by acceleration or otherwise, and whether or not any judgment has been issued thereon.

         All payments received by the holder hereof shall be applied first to the payment of costs, fees, and expenses due from LecTec to the holder, then to the payment of interest, and finally to the payment of principal. This Note is the Recall Debt Note as defined in the Agreement, to



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which reference may be made for a description of a method of payment by way of credits for products sold and delivered by LecTec to Novartis that may be elected by Novartis. The indebtedness described herein shall have the benefit of the Collateral as set forth in a Security Agreement between LecTec and Novartis of even date herewith.

         This Note may be prepaid, at any time, in whole or in part, without premium or fee. If this Note is not paid when due, LecTec agrees to pay all costs of collection, including reasonable attorneys' fees. LecTec hereby waives demand, presentment, notice of dishonor, protest, and notice of protest.

         WITHOUT LIMITING OTHER RIGHTS ACCORDED TO NOVARTIS HERE-UNDER, LECTEC HEREBY CERTIFIES THAT THE TRANSACTION CONTEMPLATED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND HEREBY WAIVES (A) ITS RIGHTS TO NOTICE AND HEARING AS OTHERWISE ALLOWED BY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH NOVARTIS MAY DECIDE TO USE, AND (B) ALL RIGHTS AS OTHERWISE ALLOWED BY LAW TO REQUEST THAT NOVARTIS POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT LECTEC OR ANY OTHER PERSON OR ENTITY LIABLE UNDER THIS NOTE AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY NOVARTIS BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS NOTE OR THE AGREEMENT, AND LECTEC HEREBY CONSENTS TO THE ISSUANCE OF ANY SUCH PREJUDGMENT REMEDY WITHOUT SUCH A BOND.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date and year first above written.

                             LECTEC CORPORATION

                             By /s/ Douglas J. Nesbit,   CFO and Corp. Secretary
                                ------------------------------------------------
                                Name and Title:



                                       2.

                                                                    EXHIBIT 10.4

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Security Agreement") dated as of May 8, 2002 between NOVARTIS CONSUMER HEALTH, INC., 200 Kimball Drive, Parsippany, NJ 07054 ("Creditor"), a Delaware corporation, and LECTEC CORPORATION, 10701 Red Circle Drive, Minnetonka, MN 55343 ("Debtor"), a Minnesota corporation.

                                    Recitals

         A. Creditor has agreed to advance funds to Debtor as provided in a certain Supply and Non-Exclusive License Agreement of even date herewith ("Supply Agreement") and Debtor is otherwise indebted to Creditor. Debtor has issued it promissory note (the "Note") to Creditor evidencing Debtor's obligation to repay advances made or to be made by Creditor to Debtor and such other indebtedness of Debtor to Creditor.

         B. Debtor has agreed to grant a security interest in its assets as provided in this Security Agreement to secure its payment obligations under the Note.

         NOW, THEREFORE, the parties hereby agree as follows:

1. Security Interest. To secure the full and prompt payment to Creditor of the obligations of Borrower under the Note (hereinafter, the "liabilities"), Debtor has granted and hereby grants to Creditor a continuing security interest in and to all of Debtor's accounts receivable, inventory, equipment and general intangibles (hereinafter, the "Collateral"), whether now owned or existing or hereafter acquired or arising, the proceeds of the Collateral, and all books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Debtor pertaining to the Collateral.

2. Disclosure of Security Interest. Debtor shall make appropriate entries upon its financial statements disclosing Creditor's security interest in the Collateral.

3. Financing Statements. At Creditor's request, Debtor shall execute or deliver to Creditor, at any time or times hereafter, all supplemental documentation that Creditor may reasonably request relating to the perfection of the security interest granted in Section 1, in form and substance acceptable to Creditor, and pay the costs of any recording or filing of the same.

4. Perfection and Priority; Location of Collateral. Debtor represents that:

                  (A) None of the Collateral is subject to any lien, security interest or other encumbrance, except as disclosed on Exhibit A attached hereto and made a part hereof;

                  (B) The address specified above is Debtor's chief executive office and principal place of business and Debtor is incorporated under the laws of the state of Minnesota.

5. Event of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (A) Debtor fails to pay the Liabilities when due and payable as provided in the Note;

                  (B) Debtor fails or neglects to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained in this Security Agreement which is required to be performed, kept or observed and the same is not cured to Creditor's satisfaction within ten (10) days after Creditor gives Debtor written notice thereof;

                  (C) Any material representation by Debtor to Creditor concerning its financial condition is not true and correct when made, in all material respects;

                  (D) The Collateral or any other of Debtor's material assets are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within sixty (60) days thereafter; an application is made by any person other than Debtor for the appointment of a receiver, trustee, or custodian for the Collateral or any other of Debtor's assets and the same is not dismissed within sixty (60) days after the application therefor;

                  (E) An application is made by Debtor for the appointment of a receiver, trustee or custodian for the Collateral or any other of Debtor's assets; a petition under any section or chapter of the Bankruptcy Code or any similar law or regulation shall be filed by Debtor; Debtor makes an assignment for the benefit of its creditors or any case or proceeding is filed by Debtor for its dissolution, liquidation, or termination; or

                  (F) Debtor ceases to conduct its business as now conducted or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; a petition under any section or chapter of the Bankruptcy Code or any similar law or regulation is filed against any Debtor or any case or proceeding is filed against Debtor for its dissolution or liquidation and such injunction, restraint or petition is not dismissed within sixty (60) days after the entry or filing thereof.

6. Remedies. Upon and after an Event of Default, Creditor shall have the following rights and remedies:

                  (A) All the rights and remedies of a secured party under the Uniform Commercial Code as in effect at the time in Minnesota, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement.

                  (B) The right to sell or to otherwise dispose of all or any Collateral in its then



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condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Creditor, in its sole discretion, may deem advisable; such sales may be adjourned from time to time with or without notice. Creditor shall have the right to conduct such sales on the premises of Debtor or elsewhere and shall have the right to use Debtor's premises without charge for such sales for such time or times as Creditor may see fit. Creditor is hereby granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral; provided, however, that the grant of license and right to use herein shall be subject to the license provisions of the Supply Agreement. Creditor shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof and Creditor may purchase all or any part of the Collateral at public or, if permitted by law, private sale and in lieu of actual payment of such purchase price, may setoff the amount of such price against the Liabilities. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses (including attorneys' fees and expense) incurred by Creditor for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Liabilities; third to the principal of the Liabilities; fourth to the holder of any junior lien or any of the Collateral. If any deficiency shall arise, Debtor shall remain liable to Creditor therefor. Notwithstanding anything else in this Agreement, Creditor shall not sell, lease or otherwise dispose of that portion of the Collateral consisting of the Intellectual Property, as that term is defined in the Supply Agreement, in whole or in part, so long as the Supply Agreement is in effect.

7. Subordination by Creditor. On no more than a single occasion and upon the written request of Debtor, Creditor shall subordinate its security interest in the Collateral to a security interest that Debtor may propose to grant to an institutional lender to secure a new loan to Debtor in a principal amount of not less than $1,000,000. Such subordination shall have the effect only of making Creditor's security interest in the Collateral junior to the security interest granted to such new lender notwithstanding the priority of the perfection of Creditor's security interest and shall not otherwise affect any of Creditor's rights under the Note or this Security Agreement.

8. Waiver. Each party acknowledges and agrees that any failure on the part of the other party to enforce at any time, or for any period of time, any of the provisions of this Security Agreement shall not be deemed or construed to be a waiver of such provisions or of the right of such other party thereafter to enforce each an every such provision.

9. Enforcement. If and to the extent that any provision of this Security Agreement is determined by any legislature, court or administrative agency to be, in whole or in part, invalid or unenforceable, such provision or part thereof shall be deemed to be surplusage and, to the extent not so determined to be invalid or unenforceable, each provision hereof shall remain in full force and effect unless the purposes of this Security Agreement cannot be achieved. In the event any provisions shall be held invalid, illegal or unenforceable the parties shall use commercially reasonable efforts to substitute a valid, legal and enforceable provision which insofar as practical implements the purposes hereof.

10. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota as though made and to be fully performed in said State.

11. Notices. All notices required or permitted hereunder shall be given in writing and sent by confirmed facsimile transmission, or mailed postage prepaid by first-class certified or registered mail, or sent by a nationally recognized express courier service, or hand-delivered to the following addressees:

         Creditor:         Novartis Consumer Health, Inc.
                           200 Kimball Drive
                           Parsippany, NJ 07054
                           Attn: General Counsel

         Debtor:           LecTec Corporation
                           10701 Red Circle Dr.
                           Minnetonka, MN 55343
                           Attn: Chief Executive Officer

or to such other address as may be specified in a notice given to the other party in accordance with this Section 11. Any notice, if sent properly addressed, postage prepaid, shall be deemed made three (3) days after the date of mailing as indicated on the certified or registered mail receipt, or on the next business day if sent by express courier service or on the date of delivery or transmission (if delivered or sent during ordinary business hours, otherwise on the next business day) if hand-delivered or sent by confirmed facsimile transmission.

12. Captions. The captions of each section of this Security Agreement are inserted only as a matter of convenience and for reference and in no way shall be deemed to define, limit, enlarge, or describe the scope of this Security Agreement and the relationship of the parties hereto, and shall not in any way affect this Security Agreement or the construction of any provisions herein.

13. Entire Agreement; Amendment. This Security Agreement, including Exhibit A annexed hereto, and the Supply Agreement represent and incorporate the entire understanding between the parties hereto with respect to the subject matter of this Security Agreement and supersedes any prior offers, proposals, drafts or other communications with respect thereto. In the event of a conflict between the terms of this Security Agreement and the Supply Agreement, the provisions of the Supply Agreement shall prevail. Each party acknowledges that there are no warranties, representations, covenants or understandings of any kind, nature or description whatsoever made by any party to any other, except such as are expressly hereinabove set forth. This Security Agreement shall not be subject to change or modification except by the execution of a writing specified to be an explicit amendment to this Security Agreement duly executed by all parties hereto.

14 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



LECTEC CORPORATION




By: /s/ Douglas J. Nesbit
    ---------------------------------------

Name: Douglas J. Nesbit
     --------------------------------------

Title:  CFO and Corp. Secretary
      -------------------------------------


NOVARTIS CONSUMER HEALTH, INC.



By: /s/ Mark Smedley
    ---------------------------------------

Name: Mark Smedley
     --------------------------------------

Title: V.P. Supply and Logistics
      -------------------------------------